UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2015

CHECKPOINT SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

 Pennsylvania

 22-1895850

 (State of Incorporation)

 (IRS Employer Identification No.)

 101 Wolf Drive, PO Box 188, Thorofare, New Jersey

 08086

 (Address of principal executive offices)

 (Zip Code)

 856-848-1800

 (Registrant’s telephone number, including area code)

 N/A

 (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 6, 2015, Checkpoint Systems, Inc. (the “Company”) issued a press release announcing its results for the first quarter ended March 29, 2015.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The Company’s supplemental presentation materials, dated May 6, 2015, regarding the Company’s preliminary, unaudited first quarter 2015 financial review, is attached hereto as Exhibit 99.2 and is being furnished (not filed) with this Form 8-K. The press release and presentation materials are also available on the Company’s website at http://ir.checkpointsystems.com.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated May 6, 2015, regarding the Company's preliminary, unaudited first quarter 2015 financial results.

99.2 Supplemental presentation materials, dated May 6, 2015, regarding the Company's preliminary, unaudited first quarter 2015 financial review.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 CHECKPOINT SYSTEMS, INC.

 Date: May 6, 2015

 By:

/s/ James M. Lucania

Name: James M. Lucania

Title: Acting Chief Financial Officer and Treasurer

Checkpoint Systems, Inc.

Index of Exhibits

 EXHIBIT

 DESCRIPTION

 EXHIBIT 99.1

 Press Release dated May 6, 2015, regarding the Company's preliminary, unaudited first quarter 2015 financial results.

 EXHIBIT 99.2

 Supplemental presentation materials, dated May 6, 2015, regarding the Company's preliminary, unaudited first quarter 2015 financial review.